MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1999

                 MuniHoldings California Insured Fund III, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund III, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

DEAR SHAREHOLDER

For the six months ended November 30, 1999, MuniHoldings California Insured Fund III, Inc. earned $0.405 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.55%, based on a month-end net asset value of $12.32 per share. Over the same period, the Fund's total investment return was -11.36%, based on a change in per share net asset value from $14.35 to $12.32, and assuming reinvestment of $0.401 per share income dividends.

For the six-month period ended November 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 2.71% for Series A and 2.95% for Series B.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow signi-ficantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these returns is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion

On September 9, 1999, MuniHoldings California Insured Fund III, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings California Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings California Insured Fund, Inc. and MuniHoldings California Insured Fund IV, Inc. in exchange for newly issued shares of MuniHoldings California Insured Fund II, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings California Insured Fund III, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

December 28, 1999


                                      2 & 3

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's  Face
STATE                Ratings  Ratings  Amount      Issue                                                                     Value
====================================================================================================================================
California -- 97.9%  AAA      Aaa      $ 1,000     ABAG Finance Authority for Nonprofit Corporations, California,
                                                   COP (Children's Hospital Medical Center), 6% due 12/01/2029 (f)(h)     $   1,002
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,945     ABAG Finance Authority for Nonprofit Corporations, California,
                                                   M/F Revenue Bonds
                                                   (Housing, Civic Center Drive Apartments), AMT, Series A, 5.875%
                                                   due 3/01/2032 (d)                                                          1,875
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,500     Alameda County, California, COP (Alameda County Medical Center
                                                   Project), 5.30% due 6/01/2026 (b)                                          2,270
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000     California Educational Facilities Authority Revenue Bonds
                                                   (Stanford University), Series N, 5.20% due 12/01/2027                      1,804
                     ---------------------------------------------------------------------------------------------------------------
                     NR*      Aa2        2,500     California Educational Facilities Authority, Revenue Refunding
                                                   Bonds, RIB, Series 147, 7.05% due 10/01/2027 (e)                           2,221
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa       15,625     California HFA, Home Mortgage Revenue Bonds, AMT, Series N,
                                                   5.25% due 8/01/2029 (d)                                                   13,774
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000     California Health Facilities Finance Authority Revenue Bonds
                                                   (Sutter Health), Series A, 5.375% due 8/15/2030 (b)                        1,841
                     ---------------------------------------------------------------------------------------------------------------
                                                   California Health Facilities Finance Authority, Revenue Refunding Bonds:
                     A1+      VMIG1+       300       (Adventist Hospital), VRDN, Series C, 3.65% due 9/01/2015(a)(b)            300
                     AAA      Aaa        2,500       (Catholic Healthcare West), Series A, 6% due 7/01/2025 (b)               2,510
                     A1+      VMIG1+       200       (Sutter/Catholic Healthcare System), VRDN, Series B, 3.55%
                                                     due 7/01/2012 (a)(f)                                                       200
                     ---------------------------------------------------------------------------------------------------------------
                                                   California Pollution Control Financing Authority, PCR,
                                                   Refunding (Pacific Gas and Electric), VRDN (a):
                     A1+      NR*          100       Series A, 3.65% due 12/01/2018                                             100
                     A1+      NR*          500       Series C, 3.65% due 11/01/2026                                             500
                     A1+      NR*          700       Series D, 3.65% due 11/01/2026                                             700
                     A1+      VMIG1+     1,800       Series E, 3.90% due 11/01/2026                                           1,800
                     A1+      NR*          500       Series F, 3.65% due 11/01/2026                                             500
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,500     California State, GO, Refunding, 4.25% due 10/01/2026 (b)                  1,917
                     ---------------------------------------------------------------------------------------------------------------
                                                   California State Public Works Board, Lease Revenue Bonds:
                     AAA      Aaa        2,500       (Department of Justice Building), Series A, 5.80%
                                                     due 5/01/2005 (d)(g)                                                     2,674
                     AAA      Aaa        4,370       (Various University of California Projects), Series C,
                                                     5.125% due 9/01/2022 (f)                                                 3,933
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        7,500     California State Public Works Board, Lease Revenue Refunding
                                                   Bonds (Department of Corrections), Series B, 5.625% due 11/01/2019 (b)     7,346
                     ---------------------------------------------------------------------------------------------------------------
                     NR*      Aaa        5,000     California Statewide Communities Development Authority, COP,
                                                   RIB, Series 24, 6.625% due 12/01/2015 (d)(e)                               4,690
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,735     Calleguas -- Las Virgines, California, Public Financing Authority,
                                                   Installment Purchase Revenue Refunding Bonds (Las Virgenes Municipal
                                                   Water District), 5% due 11/01/2023 (d)                                     2,412
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,725     Carmichael, California, Water District, Water Revenue Bonds,
                                                   COP, 5.125% due 9/01/2029 (b)                                              1,523
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,705     Castaic Lake, California, Water Agency Revenue Bonds, COP
                                                   (Water System Improvement Project), 5.50% due 8/01/2023 (f)                4,478
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa       12,000     Central Coast Water Authority, California, Revenue Refunding
                                                   Bonds (State Water Project Regional Facilities), Series A, 5%
                                                   due 10/01/2022 (f)                                                        10,626
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,750     Central Valley Financing Authority, California, Cogeneration
                                                   Project, Revenue Refunding Bonds (Cason Ice-- Generation Project),
                                                   5.20% due 7/01/2020 (b)                                                    2,520
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,260     Clovis, California, Sewer Revenue Refunding Bonds, 5.20% due
                                                   8/01/2028 (b)                                                              3,832
                     ---------------------------------------------------------------------------------------------------------------
                     BBB      NR*        3,500     Contra Costa County, California, Public Financing Authority,
                                                   Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart
                                                   Etc. Redevelopment), 5.25% due 8/01/2028                                   2,998
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,000     Contra Costa County, California, Public Financing, Lease
                                                   Revenue Refunding Bonds (Various Capital Facilities),
                                                   Series 1999A, 5% due 6/01/2028 (b)                                         3,481
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000     East Side Union High School District, Santa Clara County,
                                                   Series E, 5% due 9/01/2022 (c)                                             2,654
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,500     Fontana, California, Redevelopment Agency Tax Allocation
                                                   Refunding Bonds (Southwest Industrial Park Project),
                                                   5% due 9/01/2022 (b)                                                       2,211
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,750     Long Beach, California, Bond Finance Authority, Lease Revenue
                                                   Bonds (Rainbow Harbor Refinancing Project), Series A, 5.125%
                                                   due 5/01/2020 (f)                                                          2,490
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,740     Long Beach, California, Harbor Revenue Bonds, AMT,
                                                   5.375% due 5/15/2020 (b)                                                   3,454
                     ---------------------------------------------------------------------------------------------------------------
                                                   Los Angeles, California, Unified School District, GO (c):
                     AAA      Aaa        2,250       Series A, 5% due 7/01/2021                                               1,999
                     AAA      Aaa        2,000       Series B, 5% due 7/01/2023                                               1,765
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000     Los Angeles, California, Wastewater System Revenue Bonds,
                                                   Series A, 5% due 6/01/2028 (c)                                             2,607
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,500     Los Angeles County, California, Metropolitan Transportation
                                                   Authority, Sales Tax Revenue Refunding Bonds, Proposition A --
                                                   First Tier, Senior Series C, 5% due 7/01/2026 (f)                          2,185
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000     Monterey County, California, COP, Refunding (Natividad Medical
                                                   Center Improvement), Series E, 4.75% due 8/01/2027 (b)                     2,462
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        5,450     Northern California Power Agency, Public Power Revenue Refunding
                                                   Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                                   due 7/01/2023 (b)                                                          4,884
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        5,000     Port Oakland, California, Port Revenue Refunding Bonds, Series
                                                   I, 5.40% due 11/01/2017 (b)                                                4,849
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000     Riverside County, California, COP, Refunding, 5% due 12/01/2021 (b)        1,771
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000     Roseville, California, Electric System Revenue Bonds, COP,
                                                   5.50% due 2/01/2024 (d)                                                    1,898
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      NR*        7,420     Sacramento, California, Cogeneration Authority, Cogeneration
                                                   Project Revenue Refunding Bonds, 5.20% due 7/01/2021 (b)                   6,780
                     --------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        5,000     Sacramento, California, Municipal Utility District, Electric
                                                   Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (b)                4,502
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000     Salida, California, Area Public Facilities Financing Agency,
                                                   Community Facilities District Special Tax Refunding Bonds
                                                   (No. 1998-1), 5.25% due 9/01/2028 (d)                                      2,724
                     ---------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund III, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                       4&5

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's  Face
STATE                Ratings  Ratings  Amount      Issue                                                                     Value
====================================================================================================================================
California           AAA      Aaa      $ 2,000     San Diego, California, Convention Center Expansion Financing
(concluded)                                        Authority, Lease Revenue Bonds, Series A, 4.75% due 4/01/2028 (f)       $  1,659
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000     San Diego, California, Public Facilities Financing Authority,
                                                   Sewer Revenue Bonds, 5% due 5/15/2020 (c)                                  2,672
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        5,500     San Francisco, California, City and County Airport Commission,
                                                   International Airport Revenue Bonds, Second Series, Issue 15B,
                                                   5% due 5/01/2024 (b)                                                       4,838
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,500     San Francisco, California, State Building Authority, Lease
                                                   Revenue Bonds (San Francisco Civic Center Complex), Series A,
                                                   5.25% due 12/01/2021 (f)                                                   3,226
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,045     San Francisco, California, Unified School District, COP, 4.75%
                                                   due 8/01/2024 (f)                                                            876
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,370     San Joaquin Hills, California, Transportation Corridor Agency,
                                                   Toll Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (b)       3,045
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000     San Jose, California, Redevelopment Agency Tax Allocation
                                                   Bonds (Merged Area Redevelopment Project), 4.75% due 8/01/2030 (f)         1,649
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        5,000     Santa Clara County, California, Financing Authority, Lease
                                                   Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (f)                   4,421
                     ---------------------------------------------------------------------------------------------------------------
                     A1+      VMIG1+       700     Southern California Public Power Authority, Power Project
                                                   Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C,
                                                   3.50% due 7/01/2017 (a)(f)                                                   700
                     ---------------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,750     Turlock, California, Irrigation District Revenue Refunding
                                                   Bonds, Series A, 5% due 1/01/2026 (b)                                      1,531
                     ---------------------------------------------------------------------------------------------------------------
                                                   University of California, Revenue Refunding Bonds:
                     AAA      Aaa        4,200       (Multiple Purpose Projects), Series E, 5.125% due 9/01/2020 (b)          3,808
                     AAA      Aaa        2,000       (Research Facilities), Series C, 5% due 9/01/2021 (d)                    1,776
====================================================================================================================================
                     Total Investments (Cost -- $175,293) -- 97.9%                                                          163,263

                     Variation Margin on Financial Futures Contracts** -- (0.0%)                                                (52)

                     Other Assets Less Liabilities -- 2.1%                                                                    3,494
                                                                                                                           --------
                     Net Assets -- 100.0%                                                                                  $166,705
                                                                                                                           ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
(f)   AMBAC Insured.
(g)   Prerefunded.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of November 30, 1999 were as follows:
                                                      (in Thousands)
      --------------------------------------------------------------
      Number of                            Expiration
      Contracts             Issue              Date           Value
      --------------------------------------------------------------
      150             US Treasury Bonds      March 2000      $13,959
      --------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price -- $14,139)                      $13,959
      ==============================================================

+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of November 30, 1999
====================================================================================================================================
Assets:              Investments, at value (identified cost -- $175,292,584) ..........................                $163,262,943
                     Cash .............................................................................                       3,448
                     Receivables:
                       Securities sold ................................................................  $ 4,378,552
                       Interest .......................................................................    2,669,708      7,048,260
                                                                                                         -----------
                     Prepaid expenses .................................................................                       4,701
                                                                                                                       ------------
                     Total assets .....................................................................                 170,319,352
                                                                                                                       ------------
====================================================================================================================================
Liabilities:         Payables:
                       Securities purchased ...........................................................    3,222,736
                       Dividends to shareholders ......................................................      188,412
                       Variation margin ...............................................................       51,562
                       Offering costs .................................................................       49,279
                       Investment adviser .............................................................        3,762      3,515,751
                                                                                                         -----------
                     Accrued expenses and other liabilities ...........................................                      98,389
                                                                                                                       ------------
                     Total liabilities ................................................................                   3,614,140
                                                                                                                       ------------
====================================================================================================================================
Net Assets:          Net assets .......................................................................                $166,705,212
                                                                                                                       ============
====================================================================================================================================
Capital:             Capital Stock (200,000,000 shares authorized):
                       Preferred Stock, par value $.10 per share (2,960 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ............                $ 74,000,000
                       Common Stock, par value $.10 per share (7,521,774 shares issued
                       and outstanding) ............................................................... $    752,177
                     Paid-in capital in excess of par .................................................  111,148,366
                     Undistributed investment income -- net ...........................................      583,894
                     Accumulated realized capital losses on investments -- net ........................   (7,928,881)
                     Unrealized depreciation on investments -- net ....................................  (11,850,344)
                                                                                                         -----------
                     Total -- Equivalent to $12.32 net asset value per Share of Common Stock
                     (market price -- $12.00) .........................................................                  92,705,212
                                                                                                                       ------------
                     Total capital ....................................................................                $166,705,212
                                                                                                                       ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                      6 & 7

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

STATEMENT OF OPERATIONS

                       For the Six Months Ended November 30, 1999
====================================================================================================================================
Investment             Interest and amortization of premium and discount earned .....................................  $  4,623,359
Income:
====================================================================================================================================
Expenses:              Investment advisory fees .....................................................    $  476,835
                       Commission fees ..............................................................        94,426
                       Professional fees ............................................................        33,712
                       Transfer agent fees ..........................................................        21,423
                       Organization expenses ........................................................        10,796
                       Listing fees .................................................................         9,774
                       Directors' fees and expenses .................................................         9,723
                       Printing and shareholder reports .............................................         9,455
                       Accounting services ..........................................................         6,687
                       Custodian fees ...............................................................         6,490
                       Pricing fees .................................................................         2,554
                       Other ........................................................................         8,898
                                                                                                         ----------
                       Total expenses before reimbursement ..........................................       690,773
                       Reimbursement of expenses ....................................................      (118,417)
                                                                                                         ----------
                       Total expenses ...............................................................                       572,356
                                                                                                                       ------------
                       Investment income -- net .....................................................                     4,051,003
                                                                                                                       ------------
====================================================================================================================================
Realized &             Realized loss on investments -- net ..........................................                    (7,332,992)
Unrealized Loss on     Change in unrealized appreciation/depreciation on investments -- net .........                    (7,874,464)
Investments -- Net:                                                                                                    ------------
                       Net Decrease in Net Assets Resulting from Operations .........................                  $(11,156,453)
                                                                                                                       ============
====================================================================================================================================

                       See Notes to Financial Statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six       For the Period
                                                                                                  Months Ended       Sept. 25, 1998+
                     Increase (Decrease) in Net Assets:                                           Nov. 30, 1999      to May 31, 1999
====================================================================================================================================
Operations:          Investment income -- net ..................................................  $  4,051,003          $ 5,585,215
                     Realized loss on investments -- net .......................................    (7,332,992)            (595,889)
                     Change in unrealized appreciation/depreciation on investments -- net ......    (7,874,464)          (3,975,880)
                                                                                                  ------------         ------------
                     Net increase (decrease) in net assets resulting from operations ...........   (11,156,453)           1,013,446
                                                                                                  ------------         ------------
====================================================================================================================================
Dividends to         Investment income -- net:
Shareholders:          Common Stock ............................................................    (3,016,608)          (3,600,287)
                       Preferred Stock .........................................................    (1,049,320)          (1,386,109)
                                                                                                  ------------         ------------
                     Net decrease in net assets resulting from dividends to shareholders .......    (4,065,928)          (4,986,396)
                                                                                                  ------------         ------------
====================================================================================================================================
Capital Stock        Proceeds from issuance of Preferred Stock .................................            --           74,000,000
Transactions:        Net proceeds from issuance of Common Stock ................................            --          112,125,000
                     Offering and underwriting costs resulting from the issuance of
                     Preferred Stock ...........................................................            --             (706,249)
                     Offering costs resulting from the issuance of Common Stock -- (211,402)
                     Value of shares issued to Common Stock
                     shareholders in reinvestment of dividends .................................            --              593,189
                                                                                                  ------------         ------------
                     Net increase in net assets derived from capital stock transactions ........            --          185,800,538
                                                                                                  ------------         ------------
====================================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...................................   (15,222,381)         181,827,588
                     Beginning of period .......................................................   181,927,593              100,005
                                                                                                  ------------         ------------
                     End of period* ............................................................  $166,705,212         $181,927,593
                                                                                                  ============         ============
====================================================================================================================================
                    *Undistributed investment income -- net ....................................  $    583,894         $    598,819
                                                                                                  ============         ============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                      8 & 9

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                       For the Six     For the Period
                                                                                                 Months Ended     Sept. 25, 1998+
                     Increase (Decrease) in Net Asset Value:                                     Nov. 30, 1999    to May 31, 1999
=================================================================================================================================
Per Share            Net asset value, beginning of period .....................................      $  14.35            $  15.00
Operating                                                                                            --------            --------
Performance:         Investment income -- net .................................................           .54                 .74
                     Realized and unrealized loss on investments -- net .......................         (2.03)               (.61)
                                                                                                     --------            --------
                     Total from investment operations .........................................         (1.49)                .13
                                                                                                     --------            --------
                     Less dividends to Common Stock shareholders:
                       Investment income -- net ...............................................          (.40)               (.48)
                                                                                                     --------            --------
                     Capital charge resulting from issuance of Common Stock ...................            --                (.03)
                                                                                                     --------            --------
                     Effect of Preferred Stock activity:++
                       Dividends to Preferred Stock shareholders:
                        Investment income -- net ..............................................          (.14)               (.18)
                        Capital charge resulting from issuance of Preferred Stock .............            --                (.09)
                                                                                                     --------            --------
                     Total effect of Preferred Stock activity .................................          (.14)               (.27)
                                                                                                     --------            --------
                     Net asset value, end of period ...........................................      $  12.32            $  14.35
                                                                                                     ========            ========
                     Market price per share, end of period ....................................      $  12.00            $  13.25
                                                                                                     ========            ========
=================================================================================================================================
Total Investment     Based on market price per share ..........................................        (6.49%)@            (8.70%)@
Return:**                                                                                            ========            ========
                     Based on net asset value per share .......................................       (11.36%)@            (1.12%)@
                                                                                                     ========            ========
=================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement*** ..................................         1.15%*               .62%*
Average Net Assets                                                                                   ========            ========
of Common Stock:     Total expenses*** ........................................................         1.39%*              1.24%*
                                                                                                     ========            ========
                     Total investment income -- net*** ........................................         8.17%*              7.53%*
                                                                                                     ========            ========
                     Amount of dividends to Preferred Stock shareholders ......................         2.12%*              1.87%*
                                                                                                     ========            ========
                     Investment income -- net, to Common Stock shareholders ...................         6.05%*              5.66%*
                                                                                                     ========            ========
=================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement .....................................          .66%*               .39%*
Total Average Net                                                                                    ========            ========
Assets:+++***        Total expenses ...........................................................          .80%*               .77%*
                                                                                                     ========            ========
                     Total investment income -- net ...........................................         4.67%*              4.68%*
                                                                                                     ========            ========
=================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ................................         2.83%*              3.07%*
Average Net Assets                                                                                   ========            ========
Of Preferred Stock:
=================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) .........      $ 92,705            $107,928
                                                                                                     ========            ========
                     Preferred Stock outstanding, end of period (in thousands) ................      $ 74,000            $ 74,000
                                                                                                     ========            ========
                     Portfolio turnover .......................................................        74.04%              60.32%
                                                                                                     ========            ========
=================================================================================================================================
Leverage:            Asset coverage per $1,000 ................................................      $  2,253            $  2,458
                                                                                                     ========            ========
=================================================================================================================================
Dividends Per        Series A -- Investment income -- net .....................................      $    339            $    460
Share on Preferred                                                                                   ========            ========
Stock Outstanding:   Series B -- Investment income -- net .....................................      $    370            $    477
                                                                                                     ========            ========
=================================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++   The Fund's Preferred Stock was issued on October 19, 1998.
+++   Includes Common and Preferred Stock average net assets.
  @   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract,


                                     10 & 11

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Organization and offering expenses -- In accordance with Statement of Position 98-5, unamortized organization expenses of $10,796 were expensed during the six months ended November 30, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the six months ended November 30, 1999, FAM earned fees of $476,835, of which $79,649 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $38,768.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $121,645,147 and $119,972,318, respectively.

Net realized gains (losses) for the six months ended November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:

------------------------------------------------------------------
                                       Realized      Unrealized
                                    Gains (Losses)  Gains (Losses)
------------------------------------------------------------------
Long-term investments .............  $(7,788,278)   $(12,029,641)
Financial futures contracts .......      455,286         179,297
                                     -----------    ------------
Total .............................  $(7,332,992)   $(11,850,344)
                                     ===========    ============
------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $12,029,641, of which $198,282 is related to appreciated securities and $12,227,923 is related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $175,292,584.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended November 30, 1999 remained constant and for the period September 25, 1998 to May 31, 1999 increased by 7,475,000 and 40,107 from shares sold and dividend reinvestment, respectively.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 1999 were as follows: Series A, 2.75% and Series B, 2.75%.

Shares issued and outstanding during the six months ended November 30, 1999 remained constant and for the period September 25, 1998 to May 31, 1999 increased by 2,960 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 1999, MLPF&S, an affiliate of FAM, earned $51,465 as commissions.

5. Reorganization Plan:

On September 9, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Muni- Holdings California Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings California Insured Fund, Inc. and MuniHoldings California Insured Fund IV, Inc. in exchange for newly issued shares of MuniHoldings California Insured Fund II, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:

On December 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066556 per share, payable on December 30, 1999 to shareholders of record as of December 23, 1999.


                                     12 & 13

               MuniHoldings California Insured Fund III, Inc., November 30, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

--------------------------------------------------
                                        Percent of
S&P Rating/Moody's Rating               Net Assets
--------------------------------------------------
AAA/Aaa ...............................   91.9%
AA/Aa .................................    1.3
BBB/Baa ...............................    1.8
Other+ ................................    2.9
--------------------------------------------------

+     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MCF


                                     14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                 # HOLDCA III -- 11/99

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